Subject to Revision
-------------------
Series Term Sheet Dated June 7, 2004


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
           Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust

                                 $1,000,000,000
                                  (Approximate)

                   Wachovia Asset Securitization Issuance, LLC
                                    Depositor


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                           MBIA Insurance Corporation
                                 Credit Enhancer

                       Wachovia Bank, National Association
                               Seller and Servicer

                   Wachovia Asset Securitization Issuance, LLC
                               Asset-Backed Notes,
                                 Series 2004-HE1


                                   DISCLAIMER
                                   ----------
Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Wachovia Asset Securitization Issuance, LLC ("WASI") 2004-HE1 Trust. The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC. based on collateral information provided by Wachovia Bank, National Association for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Notes has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
----------------------------------------------------------------------------------------------------------------------


To 10% Clean-up Call:
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------
                       Expected            Expected       Expected Principal                        Expected Rating
     Class             Size (1)         WAL (Yrs.) (2)     Payment Window(2)        Note Rate        (S&P/Moody's)
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------
       A            $1,000,000,000           3.09            11/04 - 03/09       LIBOR + [ ]%(3)        AAA/Aaa
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------


To Maturity:
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------
                       Expected            Expected       Expected Principal                        Expected Rating
     Class             Size (1)         WAL (Yrs.) (2)     Payment Window(2)        Note Rate        (S&P/Moody's)
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------
       A            $1,000,000,000           3.10            11/04 - 07/09       LIBOR + [ ]%(3)        AAA/Aaa
----------------- -------------------- ----------------- ---------------------- ------------------ -------------------



(1)  Size is subject to  permitted  variance in the  aggregate  of plus or minus
     10%.

(2)  The "Prepayment Assumption" is 43% CPR and a 34% Draw Rate.

(3)  The Class A Notes will accrue interest at a rate equal to the lesser of (i)
     One Month LIBOR plus the Class A Margin and (ii) the Net WAC Rate.




                     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                              DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------


                          WACHOVIA SECURITIES CONTACTS
                          ----------------------------

    Trading / Syndicate        Phone               E-mail
    -------------------        -----               ------
    Chris Choka                (704) 715-8300      chris.choka@wachovia.com
    Ibo Incoglu                (704) 715-8300      ibrahim.incoglu@wachovia.com
    Blake O'Connor             (704) 715-7008      blake.oconnor@wachovia.com

    Mortgage Finance           Phone               E-mail
    ----------------           -----               ------
    Robert Perret              (704) 374-4868      robert.perret@wachovia.com
    Rob Baldwin                (704) 715-8131      robert.baldwin@wachovia.com
    John Grady                 (704) 715-7903      john.grady@wachovia.com

    Structuring                Phone               E-mail
    -----------                -----               ------
    Florin Nedelciuc           (704) 715-8306      florin.nedelciuc@wachovia.com





                             Rating Agency Contacts
                             ----------------------

    Standard & Poor's          Phone               E-mail
    -----------------          -----               ------
    Venkat Veerubhotla         (212) 438-6612      venkat_veerubhotla@sandp.com


    Moody's                    Phone               E-mail
    -------                    -----               ------
    Navneet Agarwal            (212) 553-3674      navneet.agarwal@moodys.com



                            Credit Enhancer Contacts
                            ------------------------

    MBIA                       Phone               E-mail
    ----                       -----               ------
    Paul Bernier               (914) 765-3547      paul.bernier@mbia.com
    Errol Arne                 (914) 765-3526      errol.arne@mbia.com



  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Wachovia  Asset   Securitization   Issuance,   LLC
                              Asset-Backed Notes, Series 2004-HE1

Depositor:                    Wachovia Asset Securitization  Issuance, LLC (or a
                              successor entity)

Seller:                       Wachovia Bank, National Association

Servicer:                     Wachovia Bank, National Association

Credit Enhancer:              MBIA Insurance Corporation ("MBIA")

Lead Manager:                 Wachovia   Capital    Markets,    LLC   ("Wachovia
                              Securities")

Co-Managers:                  ABN AMRO Incorporated and Citigroup Global Markets
                              Inc.

Yield Maintenance
Agreement Provider:           To be determined.

Paying Agent:                 Wachovia Bank, National Association

Owner Trustee:                Wilmington Trust Company

Indenture Trustee:            U.S. Bank National Association

Servicing Fee:                With  respect to each Payment  Date,  the Servicer
                              will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans (as defined herein) as of the close of business on the last day of each related
                              Collection Period, plus any reimbursable amounts.

Offered Notes:                The Class A Notes

The Trust:                    The depositor  will  establish the Wachovia  Asset
                              Securitization, Inc. 2004-HE1 Trust (the "Trust" or the "Issuer"), a Delaware statutory trust, to issue the Offered Notes. The assets of the Trust will include the Mortgage Loans and collections on the Mortgage Loans. The Trust will also include a financial guaranty insurance policy provided by the Credit Enhancer, which will guarantee certain payments on the Offered Notes.

Federal Tax Status:           It is  anticipated  that the Offered Notes will be
                              treated as debt instruments for federal income tax purposes.

ERISA Eligibility:            The  Offered   Notes  are  expected  to  be  ERISA
                              eligible.  Prospective investors should review the
                              Prospectus and  Prospectus  Supplement and consult
                              with  their  professional   advisors  for  a  more
                              detailed description of these matters prior to investing in the Offered Notes.

SMMEA Treatment:              The Offered  Notes will not  constitute  "mortgage
                              related securities" for purposes of SMMEA.

Minimum Denominations:        $25,000 and integral multiples of $1,000 in excess
                              of that amount for the Offered Notes.

Registration:                 The Offered  Notes will be available in book-entry
                              form through DTC, Clearstream, Luxembourg and the Euroclear System.

Expected Pricing Date:        On or about June 8, 2004.

Closing Date:                 On or about June 24, 2004.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------

Statistical Cut-Off Date:     April  30,  2004 (the  cut-off  date for the final
                              collateral pool will be May 31, 2004)

Payment Date:                 The 25th day of each  month (or if such day is not
                              a business day, the next succeeding business day) commencing in July 2004.

Scheduled Legal Final
Payment Date:                 The Payment  Date in April 2034.  The actual final
                              Payment Date could be substantially earlier.

Collection Period:            With  respect to any Payment  Date,  the  calendar
                              month preceding the month of that Payment Date.

Interest Period:              The "Interest  Period" with respect to the Offered
                              Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing
                              Date) and ending on the day prior to such  Payment
                              Date (on an actual/360 basis).

Credit Enhancement:           Excess  interest,  overcollateralization  and  the
                              financial    guaranty    insurance   policy   (the
                              "Policy").

Optional Redemption:          A  principal  payment  may be made to  redeem  the
                              Offered Notes upon the exercise by the Servicer of its option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate note balance of the Offered Notes has been reduced to an amount less than 10% of the aggregate note balance of the Offered Notes as of the Closing
                              Date.

Mortgage Loans:               The  Mortgage  Loans to be sold to the Trust  will
                              consist of adjustable  rate home equity  revolving
                              lines of credit  evidenced  by the related  credit
                              line   agreements   and  secured  by  the  related
                              mortgages   or  deeds  of  trust  on   residential
                              properties.    See   the    attached    collateral
                              descriptions for additional information on the Mortgage Loans as of the Statistical Cut-Off Date.

                              As of the Statistical Cut-Off Date, the aggregate principal balance of the Mortgage Loans is approximately $1,000,004,974.18 (the "Mortgage Loans"). Amounts collected in respect of the Mortgage Loans will primarily be used to make payments on the Offered Notes.

Subsequent
Mortgage Loans:               During  the  Revolving  Period,   the  Issuer  may
                              acquire "Subsequent Mortgage Loans" (together with
                              the Mortgage  Loans,  the  "Mortgage  Loans") with
                              funds  on   deposit   in  the   Funding   Account.
                              Accordingly, the characteristics of the entire pool of Mortgage Loans upon the acquisition of the Subsequent Mortgage Loans may vary somewhat from the characteristics of the Mortgage Loans as of the Statistical Cut-Off Date as presented in this Series Term Sheet.

                              Each Subsequent Mortgage Loan will have been underwritten substantially in accordance with the underwriting criteria set forth in the Prospectus Supplement and meet other criteria described in the Prospectus Supplement, including approval by the Credit Enhancer.

Additional Balances:          An  "Additional  Balance"  represents   additional
                              principal of a Mortgage Loan created by a draw on the related home equity revolving line of credit.



  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------

Additional Balance
Increase Amount:              With respect to any given Payment Date, equals (a)
                              the excess, if any, of (i) the aggregate principal
                              amount of  Additional  Balances  from the  related
                              Collection  Period  and prior  Collection  Periods
                              conveyed  to  the  Trust,   over  (ii)   principal
                              collections  and excess  interest from the Funding
                              Account  and/or the custodial  account  applied to
                              purchase  those  Additional   Balances  minus  (b)
                              amounts paid on prior Payment Dates to the holders of the Certificates in respect of any Additional
                              Balance Increase Amount.

Loan Rate:                    The  Loan  Rate of each  Mortgage  Loan is the per
                              annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

                              Each Mortgage Loan has a Loan Rate that is subject to adjustment, as specified in the related credit line agreement, to equal the sum of the index and a gross margin, provided that the Loan Rate on each Mortgage Loan does not exceed a maximum loan rate. The index for each Mortgage Loan is the "Prime Rate," regularly published in the Eastern edition of The Wall Street Journal.

Net Loan Rate:                With  respect to any Payment Date and any Mortgage
                              Loan,  the Loan Rate of that  Mortgage  Loan as of
                              the first day of the  calendar  month in which the
                              related   Interest  Period  begins,   net  of  the
                              Servicing Fee rate.

Yield Maintenance
Agreement:                    The  Trust  will   include  a  Yield   Maintenance
                              Agreement between the Yield Maintenance  Agreement
                              Provider and the Indenture Trustee on behalf of the holders of the Offered Notes. On each Payment
                              Date through and including the Payment Date in March 2009, to the extent available, funds will be distributed to the Offered Notes to cover certain interest shortfalls that were not covered by excess spread and to cover certain amounts owed to the Offered Notes from the current Payment Date as well as prior Payment Dates as a result of limitations on the Note Rate by the Net WAC Rate on the Mortgage Loans.

Net WAC Rate:                 The Net WAC Rate means for each  Payment  Date,  a
                              fraction  expressed  as  a  per  annum  rate,  the
                              numerator  of which is the sum of (i) the interest
                              due on the Mortgage Loans, less the sum of (a) the
                              amount of the servicing fee on the Mortgage Loans,
                              (b) the amount of the premium on the Policy (which
                              is  calculated  on the  basis  of 30  days  in the
                              related  Interest  Period and a 360-day  year) and
                              (c) the pro rata portion of interest  attributable
                              to   Additional   Balances   represented   by  any
                              Additional   Balance   Increase  Amount  and  (ii)
                              payments  required  to be  made  under  the  Yield
                              Maintenance Agreement, if any, and the denominator of which is the outstanding note balance of the Offered Notes (as adjusted on the basis of the actual number of days in the related Interest
                              Period and a 360-day year).


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------

Class A Margin:               The  Class  A  Margin  will be  determined  on the
                              Pricing Date.

Class A
Note Rate:                    With respect to each Interest  Period,  the lesser
                              of (a) One Month LIBOR plus the Class A Margin and
                              (b) the Net WAC Rate.

Servicer Advances:            The  Servicer,  at its  option  and  in  its  sole
                              discretion,  may make advances by depositing  into
                              the   custodial   account   amounts   representing
                              installments  of principal  and/or interest on any
                              Mortgage  Loan that is delinquent as of the end of
                              the  related  Collection  Period  if the  Servicer
                              believes  that the  advances  will be  recoverable
                              from  payments  on,  or other  proceeds  of,  that
                              Mortgage  Loan. If the Servicer makes any optional
                              advances of delinquent principal or interest,  the
                              Servicer  shall be  entitled to  reimburse  itself
                              from collections on the related Mortgage Loans or,
                              if   those   amounts   are  not   sufficient,   by
                              withdrawing   those  amounts  from  the  custodial
                              account prior to any distribution of amounts on deposit therein to the Offered Notes.

Funding Account:              On the Closing  Date,  a Funding  Account  will be
                              established  with the  Indenture  Trustee  for the
                              benefit of the holders of the  Offered  Notes (the
                              "Funding  Account").  The  Servicer  will  deposit
                              Principal  Collections from the Mortgage Loans (on
                              the business day prior to each Payment Date during
                              the  Revolving  Period,  to the extent not used to
                              purchase  Additional  Balances  and/or  Subsequent
                              Mortgage  Loans,  or to pay  amounts in respect of
                              any Additional Balance Increase Amount) and excess
                              spread  (beginning  on the Payment Date in October
                              2004  and   continuing   on  each   Payment   Date
                              thereafter  during the  Revolving  Period,  to the
                              extent not used to reimburse the Credit  Enhancer,
                              up  to  the  amount   necessary  to  increase  the
                              Overcollateralization      Amount      to      the
                              Overcollateralization   Target  Amount)  into  the
                              Funding Account, and will apply those amounts to purchase Additional Balances arising under the Mortgage Loans already included in the Trust on future Payment Dates and/or to purchase Subsequent
                              Mortgage Loans, to the extent available.

                              On the Payment Date immediately succeeding the date on which the Revolving Period ends, in the event that any amounts remain on deposit in the Funding Account after giving effect to the purchase by the Issuer of Additional Balances and/or Subsequent Mortgage Loans, including any purchased on the date on which the Revolving Period ends, and payments to the holders of the Certificates in respect of any Additional Balance Increase Amount, those amounts will be paid to the holders of the Offered Notes as principal.

Interest Collections:         With respect to any Payment  Date, an amount equal
                              to the  sum  of (a)  the  amounts  collected  with
                              respect to the  Mortgage  Loans during the related
                              Collection Period,  including the interest portion
                              of Net Liquidation  Proceeds,  applied to interest
                              pursuant to the terms of the  related  credit line
                              agreements,  exclusive of the Interest Collections
                              allocable to the Excluded  Amount,  reduced by the
                              Servicing Fees for that  Collection  Period,  plus
                              amounts in respect of any optional advance made by
                              the   Servicer   pursuant  to  the  terms  of  the
                              servicing agreement and (b) the interest portion of (i) the repurchase price for any deleted
                              Mortgage Loans, and (ii) the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------

Principal Collections:        With respect to any Payment  Date, an amount equal
                              to the sum of: (a) the amount collected during the
                              related Collection Period relative to any Mortgage
                              Loans,  including  the  principal  portion  of net
                              liquidation   proceeds,   applied   to   principal
                              pursuant to the terms of the  related  credit line
                              agreements, exclusive of the Principal Collections
                              allocable  to the  Excluded  Amount;  and  (b) the
                              principal  portion of (i) the repurchase price for
                              any  deleted  Mortgage  Loans,  (ii)  any  amounts
                              required to be deposited in the custodial  account
                              by the Seller  pursuant to the purchase  agreement
                              and  (iii)  the  cash   purchase   price  paid  in
                              connection with any optional purchase of the Mortgage Loans by the Servicer.

Net Principal Collections:    With respect to any Payment Date,  the excess,  if
                              any, of  Principal  Collections  for that  Payment
                              Date  over  the  aggregate  amount  of  Additional
                              Balances  created  during the  related  Collection
                              Period and Subsequent Mortgage Loans purchased during the related Collection Period, if any, and conveyed to the Issuer and paid for with amounts on deposit in the custodial account.

Excluded Amount:              Any draws  made by an obligor  under any  Mortgage
                              Loan   during   the  Rapid   Amortization   Period
                              ("Excluded Draws") shall not be transferred to the
                              Issuer.  With  respect to any Payment  Date during
                              the  Rapid  Amortization   Period,  the  "Excluded
                              Amount"   shall  equal  (i)  the  portion  of  the
                              Principal  Collections for each Collection  Period
                              allocated  to  such   Excluded   Draw   (Principal
                              Collections  are to be applied  first to the total
                              balance conveyed to the Trust with respect to such
                              Mortgage Loan and then to the Additional  Balances
                              on such  Mortgage Loan retained by the Seller) and
                              (ii) the pro rata  portion  (based on the relative
                              principal  amounts  held by the  Trust  and by the
                              Seller) of Interest Collections  allocable to such
                              Excluded Draw,  provided that the Excluded  Amount
                              with respect to any liquidation  loss amount shall
                              be the pro rata  portion  (based  on the  relative
                              principal  amounts  held by the  Trust  and by the
                              Seller) of losses on the  related  Mortgage  Loans
                              during the related Collection Period  attributable
                              to Excluded Draws;  provided  further that, to the
                              extent  the  related   credit  line  agreement  or
                              applicable    law   provides   for   a   different
                              allocation, such other allocation shall control.

Principal Distribution
Amount: With respect to any Payment Date (a) during the Managed Amortization Period, Net Principal Collections less (i) amounts paid to the holders of the Certificates with respect to any Additional Balance Increase Amount for that Payment Date and
                              (ii) any Overcollateralization Release Amount for that Payment Date and (b) during the Rapid Amortization Period, Principal Collections.

Stepdown Date:                The later of (a) the  thirty-first  (31st) Payment
                              Date  or  (b)  the  Payment   Date  on  which  the
                              aggregate   note  balance  of  the  Offered  Notes
                              immediately prior to that payment date is less than or equal to 50% of the note balance of the Offered Notes as of the Closing Date.

Overcollateralization
Amount: With respect to any Payment Date, the amount, if any, by which the sum of (a) the outstanding aggregate principal balance of the Mortgage Loans (exclusive of the portion relating to any Excluded
                              Draw) and (b) the amount in the Funding Account, in each case as of the close of business on the last day of the related Collection Period, exceeds the note balance of the Offered Notes.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------


Overcollateralization
Release Amount:               With  respect to any Payment  Date on or after the
                              Stepdown  Date  provided  that  (a)  the  Stepdown
                              Delinquency  Test and (b) the Stepdown  Cumulative
                              Loss Test each  have been met,  the  lesser of (x)
                              the Net  Principal  Collections  for such  Payment
                              Date  and  (y)  the  excess,  if  any,  of (i) the
                              Overcollateralization   Amount  for  such  Payment
                              Date,  assuming  that  100% of the  Net  Principal
                              Collections is applied as a principal payment on the Offered Notes on such Payment Date, over (ii) the Overcollateralization Target Amount for such Payment Date. With respect to any Payment Date on which (a) the Stepdown Delinquency Test or (b) the
                              Stepdown Cumulative Loss Test has not been met, the Overcollateralization Release Amount will be zero. During the Rapid Amortization Period, the
                              Overcollateralization Release Amount will be zero.

Overcollateralization
Target Amount:                With  respect to any Payment  Date on or after the
                              October   2004  Payment  Date  and  prior  to  the
                              Stepdown  Date,  an amount equal to the sum of (i)
                              1.00% of the note balance of the Offered  Notes as
                              of  the  Closing  Date,   and  (ii)  100%  of  the
                              principal balances of all Mortgage Loans that are 180 days or more contractually delinquent as of the last day of the related Collection Period
                              (including Mortgage Loans that are in foreclosure or are REO loans).

                              With respect to any Payment Date on or after the Stepdown Date, provided that (a) the Stepdown Delinquency Test and (b) the Stepdown Cumulative Loss Test each have been met, the
                              Overcollateralization Target Amount shall be at least equal to the sum of 2.00% of the note balance of the Offered Notes on such Payment Date. On or after the Stepdown Date, provided that (a) the Stepdown Delinquency Test or (b) the Stepdown Cumulative Loss Test have not been met, the Overcollateralization Target Amount shall be at least equal to the Overcollateralization Target Amount on the prior Payment Date and will remain equal to that Overcollateralization Target Amount until (a) the Stepdown Delinquency Test and (b) the Stepdown Cumulative Loss Test each have been met;

                              provided, however, that in no event shall the Overcollateralization Target Amount be less than the greater of (i) 0.50% of the note balance of the Offered Notes as of the Closing Date and (ii) the sum of the three largest outstanding Mortgage Loans (by principal balance as of such Payment
                              Date).

Stepdown
Delinquency Test:             With respect to any date of determination,  a test
                              that  is  met  if the  six-month  rolling  average
                              sixty-day delinquency rate is less than 3.50%. The
                              sixty-day   delinquency   rate  is  equal  to  the
                              principal balance of the Mortgage Loans (exclusive
                              of the pro rata  portion  relating to any Excluded
                              Draw)   that  are  60  or  more  days   delinquent
                              (including   foreclosures   and  REO   properties)
                              divided by the aggregate principal balance of the Mortgage Loans as of such date of determination.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------


Stepdown Cumulative
 Loss Test:                   With respect to any date of determination,  a test
                              that is met if the percentage of the cumulative losses on the Mortgage Loans (exclusive of the pro rata portion thereof relating to any Excluded
                              Amount) as of such date of determination is less than the applicable percentage listed in the chart below of the aggregate principal balance of the Mortgage Loans as of the Closing Date:


                                         Months      Percentage
                                         ------      ----------
                                        31 - 48          1.50%
                                        49 - 60          2.00%
                                          61+            2.50%

Revolving Period:             The Revolving  Period will be the period beginning
                              on the  Closing  Date and ending on the earlier of
                              (a) the close of  business on June 30,  2005,  (b)
                              the  Payment  Date on which  the  Funding  Account
                              balance    exceeds     $40,000,000    (which    is
                              approximately     four    times    the     initial
                              Overcollateralization  Target  Amount)  or (c) the
                              occurrence  of  a  rapid   amortization  event  as
                              specified in the Indenture.

Managed Amortization
Period: The Managed Amortization Period will be the period beginning on the first day following the end of the Revolving Period, unless a rapid amortization event has occurred as specified in the Indenture. The Managed Amortization Period will end on the earlier of (a) the close of business on June 30, 2007 and (b) the occurrence of a rapid amortization event as specified in the Indenture.

Rapid Amortization
Period: The Rapid Amortization Period will be the period beginning on the first day following the end of the Managed Amortization Period.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------

Priority of  Distributions:   On each Payment Date, from amounts  withdrawn from
                              the custodial account with respect to the Mortgage
                              Loans (including any draw on the Policy and any amounts required to be paid under the Yield
                              Maintenance Agreement), the following payments will be made in the following order of priority:

                              During the Revolving Period:
                              ----------------------------

                              o first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

                              o second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any
                                    Additional   Balance  Increase  Amount)  and
                                    payments    received    under    the   Yield
                                    Maintenance  Agreement,  to the note payment
                                    account,  for  payment to the holders of the
                                    Offered  Notes,  interest  for  the  related
                                    Interest Period at the Note Rate on the note
                                    balance  of the  Offered  Notes  immediately
                                    prior to that Payment  Date,  other than any
                                    interest   shortfalls  and  reduced  by  any
                                    Relief Act  Shortfalls  during  the  related
                                    Collection  Period,  and from  that pro rata
                                    portion   of   interest    attributable   to
                                    Additional   Balances   represented  by  any
                                    Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

                              o third, from Net Principal Collections, to the distribution account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                              o fourth, remaining Net Principal Collections to the Funding Account;

                              o fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;

                              o sixth, on and after the Payment Date in October 2004, from excess spread, to the Funding Account, the amount necessary so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                              o seventh, from any remaining excess spread, to the distribution account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                              o eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement, together with interest thereon;

                              o ninth, from any remaining excess spread, to the note payment account, for payment to the holders of the Offered Notes, any interest shortfalls on the Offered Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

                              o tenth, from any remaining amounts, to the Indenture Trustee, any Trustee's additional expenses and any other amounts owing to the Indenture Trustee, and to the Paying Agent, any amounts owing to the Paying Agent, in each case to the extent remaining unpaid; and

                              o eleventh, any remaining amounts, to the distribution account, for distribution to the holders of the Certificates.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------

                              During the Managed Amortization Period:
                              ---------------------------------------

                              o first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

                              o second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any
                                    Additional   Balance  Increase  Amount)  and
                                    payments    received    under    the   Yield
                                    Maintenance  Agreement,  to the note payment
                                    account,  for  payment to the holders of the
                                    Offered  Notes,  interest  for  the  related
                                    Interest Period at the Note Rate on the note
                                    balance  of the  Offered  Notes  immediately
                                    prior to that Payment  Date,  other than any
                                    interest   shortfalls  and  reduced  by  any
                                    Relief Act  Shortfalls  during  the  related
                                    Collection  Period,  and from  that pro rata
                                    portion   of   interest    attributable   to
                                    Additional   Balances   represented  by  any
                                    Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

                              o third, from Net Principal Collections, to the distribution account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                              o fourth, from any remaining amounts, to the note payment account, the Principal Distribution Amount for payment to the holders of the Offered Notes, until the note balance thereof has been reduced to zero;

                              o fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the insurance agreement;

                              o sixth, on or after the payment date in October 2004, from excess spread, to the note payment account, the amount necessary to be applied on that Payment Date for payment as principal to the holders of the Offered Notes, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                              o seventh, from any remaining excess spread, to the distribution account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                              o eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the insurance agreement, together with interest thereon;

                              o ninth, from any remaining excess spread, to the note payment account, for payment to the holders of the Offered Notes, any interest shortfalls on the Offered Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

                              o tenth, from any remaining amounts, to the Indenture Trustee, any Trustee's additional expenses and any other amounts owing to the Indenture Trustee, and to the Paying Agent, any amounts owing to the Paying Agent, in each case to the extent remaining unpaid; and

                              o eleventh, any remaining amounts, to the distribution account, for distribution to the holders of the Certificates.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------

                              During the Rapid Amortization Period:
                              -------------------------------------

                              o first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the insurance agreement;

                              o second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any related Additional Balance Increase Amount) and payments received under the Yield Maintenance Agreement, to the note payment account, for payment to the holders of the Offered Notes, interest for the related Interest Period at the Note Rate on the note balance of the Offered Notes immediately prior to that Payment Date, other than any interest shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the Additional Balance Increase Amount;

                              o third, from any remaining amounts, to the note payment account, the Principal Distribution Amount for payment to the holders of the Offered Notes, until the note balance of the Offered Notes has been reduced to zero;

                              o fourth, from Principal Collections, to the distribution account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                              o fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the insurance agreement;

                              o sixth, on or after the payment date in October 2004, from excess spread, to the note payment account, the amount necessary to be applied on that Payment Date for payment as principal to the holders of the Offered Notes, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

                              o seventh, from any remaining excess spread, to the distribution account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount; o eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the insurance agreement; together with interest thereon,

                              o ninth, from any remaining excess spread, to the note payment account, for payment to the holders of the Offered Notes, any interest shortfalls on the Offered Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

                              o tenth, from any remaining amounts, to the Indenture Trustee, any Trustee's additional expenses and any other amounts owing to the Indenture Trustee, and to the Paying Agent, any amounts owing to the Paying Agent, in each case to the extent remaining unpaid; and

                              o eleventh, any remaining amounts, to the distribution account, for distribution to the holders of the Certificates.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.


Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
--------------------------------------------------------------------------------------------------------

                                    DESCRIPTION OF THE MORTGAGE LOANS
                                   As of the Statistical Cut-Off Date


Number of Mortgage Loans                       19,601
Total Principal Balance             $1,000,004,974.18

                                              Minimum                    Maximum                 Average
                                              -------                    -------                 -------
Principal Balance                           $5,001.23              $2,109,753.00              $51,018.06
Credit Limit                                $6,900.00              $2,250,000.00              $88,432.65
Utilization Rate                                0.79%                    100.00%                 57.69%*

                                              Minimum                    Maximum        Weighted Average
                                              -------                    -------        ----------------
Combined LTV Ratio                              4.00%                    100.00%                  77.43%
Junior Ratio                                    3.16%                    100.00%                  42.07%
Credit Score                                      496                        825                     727
Remaining Draw Term (Months)                       32                        239                     216
Seasoning (Months)                                  1                        154                      20
Current Loan Rate                              1.750%                     8.750%                  4.098%
Fully Indexed Gross Margin                    -2.250%                     4.750%                  0.169%
Fully Indexed Loan Rate                        1.750%                     8.750%                  4.169%
Maximum Loan Rate                             16.000%                    18.000%                 17.758%

 *Calculated as the outstanding  balance of the aggregate Mortgage Loans divided by the total maximum credit limit of the Mortgage Loans.
--------------------------------------------------------------------------------------------------------


                                 Percent of Aggregate                               Percent of Aggregate
Loan Purpose                        Principal Balance   Property Type                  Principal Balance
-----------------------------------------------------   ------------------------------------------------
Debt Consolidation / Refinance                 53.50%   Single Family                             91.82%

Other                                          26.32    Multifamily                                4.18

Home Improvement                               16.88    Condominium                                3.90

Purchase Money                                  3.31    Agricultural Property with a Residence     0.10
-----------------------------------------------------   ------------------------------------------------
Total:                                        100.00%   Total:                                   100.00%

                                 Percent of Aggregate                               Percent of Aggregate
Occupancy Status                    Principal Balance   Lien                           Principal Balance
-----------------------------------------------------   ------------------------------------------------
Primary Residence                              90.21%   First                                     38.86%

Non-Primary Residence                           5.31    Second                                    59.87

Rental Property                                 4.37    Third                                      1.27

Agricultural Property                           0.10
-----------------------------------------------------   ------------------------------------------------
Total:                                        100.00%   Total:                                   100.00%





              THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                       DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.



Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
------------------------------------------------------------------------------------------------------------------


                                         DESCRIPTION OF THE MORTGAGE LOANS
                                        As of the Statistical Cut-Off Date

                                               Current Interest Rate
                                               ---------------------

                                                                                             Percent of
                                                                                          Mortgage Loans By
                                                           Principal Balance              Principal Balance
                                   Number of                   As of the                      As of the
Current Interest Rate (%)        Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
---------------------------  -----------------------  ----------------------------  ------------------------------
1.501 to 2.000                                    1                    $17,248.93                            0.00%
2.501 to 3.000                                    8                  3,284,442.74                            0.33
3.001 to 3.500                                  623                 38,514,538.12                            3.85
3.501 to 4.000                               12,740                713,995,879.84                           71.40
4.001 to 4.500                                2,691                110,364,308.57                           11.04
4.501 to 5.000                                2,584                107,007,837.74                           10.70
5.001 to 5.500                                  613                 19,162,285.81                            1.92
5.501 to 6.000                                  174                  5,363,039.17                            0.54
6.001 to 6.500                                  133                  1,841,381.11                            0.18
6.501 to 7.000                                   32                    388,651.01                            0.04
7.001 to 7.500                                    1                     21,506.53                            0.00
8.501 to 9.000                                    1                     43,854.61                            0.00
---------------------------  -----------------------  ----------------------------  -----------------------------
Total:                                       19,601             $1,000,004,974.18                          100.00%
===========================  =======================  ============================  =============================


                                                  Junior Ratio*
                                                  -------------

                                                                                              Percent of
                                                                                          Mortgage Loans By
                                                           Principal Balance              Principal Balance
                                   Number of                   As of the                      As of the
Junior Ratio (%)                 Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
---------------------------  -----------------------  ----------------------------  -----------------------------
First Lien                                    5,731               $388,579,914.42                           38.86 %
  0.01 to   10.00                               511                  8,515,824.02                            0.85
10.01 to   20.00                              3,113                 87,970,980.43                            8.80
20.01 to   30.00                              3,102                118,992,474.97                           11.90
30.01 to   40.00                              2,328                107,282,523.54                           10.73
40.01 to   50.00                              1,674                 92,972,571.60                            9.30
50.01 to   60.00                              1,080                 68,899,233.44                            6.89
60.01 to   70.00                                734                 45,758,238.80                            4.58
70.01 to   80.00                                614                 40,675,523.76                            4.07
80.01 to   90.00                                423                 23,887,237.95                            2.39
90.01 to 100.00                                 291                 16,470,451.25                            1.65
---------------------------  -----------------------  ----------------------------  -----------------------------
Total:                                       19,601             $1,000,004,974.18                          100.00%
===========================  =======================  ============================  =============================

*The  junior  ratio of a mortgage  loan is the ratio  (expressed  as a  percentage)  of the credit  limit of that mortgage loan to the sum of such credit limit and the principal  balance of any related  senior  mortgage loan at origination of that mortgage loan.


                   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                            DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.




Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
------------------------------------------------------------------------------------------------------------------

                                         DESCRIPTION OF THE MORTGAGE LOANS
                                        As of the Statistical Cut-Off Date


                                                   Combined LTV
                                                   ------------


                                                                                             Percent of
                                                                                          Mortgage Loans By
                                                           Principal Balance              Principal Balance
                                   Number of                   As of the                      As of the
CLTV (%)                         Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
---------------------------  -----------------------  ----------------------------  -----------------------------
 0.01 to   10.00                                34                 $1,028,936.29                            0.10%
10.01 to   20.00                                226                  8,289,622.27                            0.83
20.01 to   30.00                                433                 19,130,342.62                            1.91
30.01 to   40.00                                691                 33,983,476.97                            3.40
40.01 to   50.00                                899                 50,111,701.89                            5.01
50.01 to   60.00                              1,207                 66,486,858.98                            6.65
60.01 to   70.00                              1,669                 96,357,809.60                            9.64
70.01 to   80.00                              2,488                161,971,427.24                           16.20
80.01 to   90.00                              8,302                400,774,187.69                           40.08
90.01 to 100.00                               3,652                161,870,610.63                           16.19
---------------------------  -----------------------  ----------------------------  -----------------------------
Total:                                       19,601             $1,000,004,974.18                          100.00%
===========================  =======================  ============================  =============================


                                                    FICO Score
                                                    ----------

                                                                                             Percent of
                                                                                          Mortgage Loans By
                                                           Principal Balance              Principal Balance
                                   Number of                   As of the                      As of the
FICO                             Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
---------------------------  -----------------------  ----------------------------  -----------------------------
476 to 500                                       14                   $438,197.97                            0.04%
501 to 525                                       21                    939,326.20                            0.09
526 to 550                                       59                  2,922,893.47                            0.29
551 to 575                                       97                  5,518,443.25                            0.55
576 to 600                                      173                 10,709,764.58                            1.07
601 to 625                                      351                 22,220,176.19                            2.22
626 to 650                                      775                 46,123,955.87                            4.61
651 to 675                                    1,397                 76,240,196.98                            7.62
676 to 700                                    2,198                124,465,749.68                           12.45
701 to 725                                    2,670                143,376,661.66                           14.34
726 to 750                                    2,974                157,347,263.87                           15.73
751 to 775                                    4,218                204,240,901.55                           20.42
776 to 800                                    3,796                175,032,801.09                           17.50
801 to 825                                      858                 30,428,641.82                            3.04
---------------------------  -----------------------  ----------------------------  -----------------------------
Total:                                       19,601             $1,000,004,974.18                          100.00%
===========================  =======================  ============================  =============================


                   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                            DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.



Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
------------------------------------------------------------------------------------------------------------------

                                         DESCRIPTION OF THE MORTGAGE LOANS
                                        As of the Statistical Cut-Off Date


                                                Remaining Draw Term
                                                -------------------

                                                                                               Percent of
                                                                                            Mortgage Loans By
                                                             Principal Balance              Principal Balance
                                     Number of                   As of the                      As of the
Remaining Draw Term (Months)       Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
-----------------------------  -----------------------  ----------------------------  ---------------------------
31 to   35                                          1                   $430,465.95                         0.04%
86 to   90                                        231                 11,550,225.92                         1.16
91 to   95                                         90                  5,533,778.47                         0.55
 96 to 100                                         10                    624,116.58                         0.06
101 to 105                                         56                  3,023,490.15                         0.30
106 to 110                                        146                 10,712,355.70                         1.07
111 to 115                                        147                  8,481,898.42                         0.85
116 to 120                                        114                  8,611,578.37                         0.86
206 to 210                                      6,326                298,563,206.64                        29.86
211 to 215                                      2,022                 96,542,108.46                         9.65
216 to 220                                        177                  6,075,369.62                         0.61
221 to 225                                      1,302                 67,263,665.83                         6.73
226 to 230                                      3,290                173,288,831.15                        17.33
231 to 235                                      3,227                174,504,260.54                        17.45
236 to 240                                      2,462                134,799,622.38                        13.48
-----------------------------  -----------------------  ----------------------------  ---------------------------
Total:                                         19,601             $1,000,004,974.18                       100.00%
=============================  =======================  ============================  ===========================


                   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                            DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.



Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
------------------------------------------------------------------------------------------------------------------


                                         DESCRIPTION OF THE MORTGAGE LOANS
                                        As of the Statistical Cut-Off Date


                                                Origination Period
                                                ------------------

                                                                                               Percent of
                                                                                            Mortgage Loans By
                                                             Principal Balance              Principal Balance
                                     Number of                   As of the                      As of the
Origination Period                 Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
-----------------------------  -----------------------  ----------------------------  ---------------------------
4th Quarter 2001                                8,662               $411,851,778.51                        41.18%
1st Quarter 2002                                    2                    105,938.95                         0.01
2nd Quarter 2002                                   11                    460,906.79                         0.05
3rd Quarter 2002                                  178                  6,258,625.95                         0.63
4th Quarter 2002                                  730                 35,573,078.20                         3.56
1st Quarter 2003                                1,113                 58,558,147.16                         5.86
2nd Quarter 2003                                2,155                117,236,778.29                        11.72
3rd Quarter 2003                                2,156                113,527,913.83                        11.35
4th Quarter 2003                                2,017                112,590,139.80                        11.26
1st Quarter 2004                                2,120                118,473,432.97                        11.85
2nd Quarter 2004                                  457                 25,368,233.73                         2.54
-----------------------------  -----------------------  ----------------------------  ---------------------------
Total:                                         19,601             $1,000,004,974.18                       100.00%
=============================  =======================  ============================  ===========================


                                                Documentation Type
                                                ------------------

                                                                                        Percent of
                                                                                     Mortgage Loans By
                                                          Principal Balance          Principal Balance
                                        Number of             As of the                   As of the
Documentation Type                    Mortgage Loans  Statistical Cut-Off Date    Statistical Cut-Off Date
------------------------------------  --------------  ------------------------  ---------------------------
No Income Documentation Required             14,997         $535,231,172.57                        53.52%
1 YTD Pay Stub
  or 2 Years Tax Returns                      4,363          447,214,036.12                        44.72
1 YTD Pay Stub and last W-2
  or 2 Years Tax Returns                        241           17,559,765.49                         1.76
------------------------------------  --------------  ------------------------  ---------------------------
Total:                                       19,601       $1,000,004,974.18                       100.00%
====================================  ==============  ========================  ===========================



                   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                            DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.



Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------


                                              DESCRIPTION OF THE MORTGAGE LOANS
                                             As of the Statistical Cut-Off Date


                                         Statistical Cut-Off Date Principal Balance
                                         ------------------------------------------

                                                                                                        Percent of
                                                                                                    Mortgage Loans By
                                                                     Principal Balance              Principal Balance
Principal Balance ($)                        Number of                   As of the                      As of the
As of the Statistical Cut-Off Date         Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
-------------------------------------  -----------------------  ----------------------------  ------------------------------
      0.01  to       50,000.00                  13,388               $318,821,760.98                           31.88%
 50,000.01  to       75,000.00                   2,525                155,647,207.76                           15.56
  75,000.01  to     100,000.00                   1,825                161,982,921.87                           16.20
 100,000.01  to     150,000.00                     914                112,543,802.67                           11.25
 150,000.01  to     200,000.00                     407                 70,676,595.80                            7.07
 200,000.01  to     250,000.00                     244                 55,099,784.94                            5.51
 250,000.01  to     300,000.00                      90                 24,731,107.31                            2.47
 300,000.01  to     400,000.00                     106                 36,467,513.83                            3.65
 400,000.01  to     500,000.00                      64                 29,644,364.02                            2.96
 500,000.01  to     600,000.00                      11                  6,086,218.91                            0.61
 600,000.01  to     700,000.00                       6                  3,870,567.37                            0.39
 700,000.01  to     800,000.00                       3                  2,321,962.42                            0.23
 800,000.01  to     900,000.00                       4                  3,459,545.60                            0.35
  900,000.01  to  1,000,000.00                       4                  3,878,917.23                            0.39
1,000,000.01  to  1,100,000.00                       1                  1,036,393.67                            0.10
1,100,000.01  to  1,200,000.00                       2                  2,342,560.69                            0.23
1,200,000.01  to  1,300,000.00                       1                  1,226,813.81                            0.12
1,400,000.01  to  1,500,000.00                       2                  2,948,582.10                            0.29
1,500,000.01  to  1,600,000.00                       1                  1,582,715.17                            0.16
1,600,000.01  to  1,700,000.00                       1                  1,615,238.72                            0.16
1,900,000.01  to  2,000,000.00                       1                  1,910,646.31                            0.19
2,100,000.01  to  2,200,000.00                       1                  2,109,753.00                            0.21
-------------------------------------  -----------------------  ----------------------------  ------------------------------
Total:                                          19,601             $1,000,004,974.18                          100.00%
=====================================  =======================  ============================  ==============================



                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                                 DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.



Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
------------------------------------------------------------------------------------------------------------------


                                         DESCRIPTION OF THE MORTGAGE LOANS
                                        As of the Statistical Cut-Off Date


                                                     Location
                                                     --------

                                                                                             Percent of
                                                                                          Mortgage Loans By
                                                           Principal Balance              Principal Balance
                                   Number of                   As of the                      As of the
Location                         Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
---------------------------  -----------------------  ----------------------------  ------------------------------
Florida                                       3,789               $207,084,295.21                           20.71%
New Jersey                                    3,414                202,533,706.80                           20.25
Pennsylvania                                  3,031                140,880,284.02                           14.09
North Carolina                                2,822                123,086,405.77                           12.31
Virginia                                      2,397                102,582,600.07                           10.26
Georgia                                       1,169                 59,858,343.11                            5.99
Connecticut                                     779                 47,779,169.35                            4.78
New York                                        664                 46,914,291.60                            4.69
Maryland                                        736                 32,362,286.83                            3.24
South Carolina                                  624                 26,931,792.00                            2.69
District of Columbia                            108                  6,168,087.30                            0.62
Delaware                                         22                  1,632,974.80                            0.16
Tennessee                                        15                    822,263.88                            0.08
Alabama                                          13                    664,795.75                            0.07
Massachusetts                                    12                    529,595.20                            0.05
West Virginia                                     4                    146,911.00                            0.01
Rhode Island                                      2                     27,171.49                            0.00
---------------------------  -----------------------  ----------------------------  ------------------------------
Total:                                       19,601             $1,000,004,974.18                          100.00%
===========================  =======================  ============================  ==============================



                   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                            DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.




Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------


                                           DESCRIPTION OF THE MORTGAGE LOANS
                                          As of the Statistical Cut-Off Date


                                              Fully Indexed Gross Margin
                                              --------------------------


                                                                                                  Percent of
                                                                                               Mortgage Loans By
                                                                Principal Balance              Principal Balance
                                        Number of                   As of the                      As of the
Fully Indexed Gross Margin (%)        Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
--------------------------------  -----------------------  ----------------------------  ------------------------------
 -2.499 to -2.000                                      1                    $17,248.93                            0.00%
 -1.499 to -1.000                                      8                  3,284,442.74                            0.33
 -0.999 to -0.500                                     79                 12,848,008.73                            1.28
 -0.499 to  0.000                                 10,936                643,259,541.88                           64.33
  0.001 to  0.500                                  4,357                181,339,262.53                           18.13
  0.501 to  1.000                                  2,293                101,499,970.45                           10.15
  1.001 to  1.500                                  1,270                 43,180,093.06                            4.32
  1.501 to  2.000                                    284                  9,207,373.94                            0.92
  2.001 to  2.500                                    305                  4,498,301.96                            0.45
  2.501 to  3.000                                     61                    744,111.28                            0.07
  3.001 to  3.500                                      5                     64,453.13                            0.01
  3.501 to  4.000                                      1                     18,310.94                            0.00
  4.501 to  5.000                                      1                     43,854.61                            0.00
--------------------------------  -----------------------  ----------------------------  -------------------------------
Total:                                            19,601             $1,000,004,974.18                          100.00%
================================  =======================  ============================  ===============================


                                                Fully Indexed Loan Rate
                                                -----------------------

                                                                                               Percent of
                                                                                            Mortgage Loans By
                                                             Principal Balance              Principal Balance
                                     Number of                   As of the                      As of the
Fully Indexed Loan Rate (%)        Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
-----------------------------  -----------------------  ----------------------------  ------------------------------
  1.501 to 2.000                                    1                    $17,248.93                            0.00%
  2.501 to 3.000                                    8                  3,284,442.74                            0.33
  3.001 to 3.500                                   79                 12,848,008.73                            1.28
  3.501 to 4.000                               10,936                643,259,541.88                           64.33
  4.001 to 4.500                                4,357                181,339,262.53                           18.13
  4.501 to 5.000                                2,293                101,499,970.45                           10.15
  5.001 to 5.500                                1,270                 43,180,093.06                            4.32
  5.501 to 6.000                                  284                  9,207,373.94                            0.92
  6.001 to 6.500                                  305                  4,498,301.96                            0.45
  6.501 to 7.000                                   61                    744,111.28                            0.07
  7.001 to 7.500                                    5                     64,453.13                            0.01
  7.501 to 8.000                                    1                     18,310.94                            0.00
  8.501 to 9.000                                    1                     43,854.61                            0.00
-----------------------------  -----------------------  ----------------------------  -------------------------------
Total:                                         19,601             $1,000,004,974.18                          100.00%
=============================  =======================  ============================  ===============================


                     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                              DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.



Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------


                                           DESCRIPTION OF THE MORTGAGE LOANS
                                          As of the Statistical Cut-Off Date


                                                     Credit Limit
                                                     ------------

                                                                                                   Percent of
                                                                                                Mortgage Loans By
                                                                 Principal Balance              Principal Balance
                                         Number of                   As of the                      As of the
Credit Limit ($)                       Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
---------------------------------  -----------------------  ----------------------------  ------------------------------
      0.01  to       50,000.00                      7,626               $168,788,131.47                           16.88%
 50,000.01  to       75,000.00                      2,802                110,592,500.74                           11.06
  75,000.01  to     100,000.00                      5,304                261,778,917.87                           26.18
 100,000.01  to     150,000.00                      1,773                129,011,574.44                           12.90
 150,000.01  to     200,000.00                        805                 82,898,825.06                            8.29
 200,000.01  to     250,000.00                        760                 93,789,399.02                            9.38
 250,000.01  to     300,000.00                        130                 23,942,604.43                            2.39
 300,000.01  to     400,000.00                        170                 40,194,724.72                            4.02
 400,000.01  to     500,000.00                        163                 47,623,974.22                            4.76
 500,000.01  to     600,000.00                         15                  5,377,582.02                            0.54
 600,000.01  to     700,000.00                         10                  4,931,068.75                            0.49
 700,000.01  to     800,000.00                          8                  3,970,846.75                            0.40
 800,000.01  to     900,000.00                          6                  4,822,570.48                            0.48
  900,000.01  to  1,000,000.00                         15                  5,966,010.14                            0.60
1,100,000.01  to  1,200,000.00                          5                  3,386,101.29                            0.34
1,200,000.01  to  1,300,000.00                          1                  1,226,813.81                            0.12
1,400,000.01  to  1,500,000.00                          2                  1,954,695.00                            0.20
1,500,000.01  to  1,600,000.00                          2                  3,076,602.27                            0.31
1,600,000.01  to  1,700,000.00                          1                  1,615,238.72                            0.16
1,900,000.01  to  2,000,000.00                          2                  2,947,039.98                            0.29
2,200,000.01  to  2,300,000.00                          1                  2,109,753.00                            0.21
---------------------------------  -----------------------  ----------------------------  -------------------------------
Total:                                             19,601             $1,000,004,974.18                          100.00%
=================================  =======================  ============================  ===============================



                     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                              DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.



Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
------------------------------------------------------------------------------------------------------------------


                                         DESCRIPTION OF THE MORTGAGE LOANS
                                        As of the Statistical Cut-Off Date


                                                 Utilization Rate
                                                 ----------------


                                                                                             Percent of
                                                                                          Mortgage Loans By
                                                           Principal Balance              Principal Balance
                                   Number of                   As of the                      As of the
Utilization Rate (%)             Mortgage Loans        Statistical Cut-Off Date       Statistical Cut-Off Date
---------------------------  -----------------------  ----------------------------  ------------------------------
 0.001 to   10.000                              773                 $7,673,563.82                            0.77%
10.001 to   20.000                            1,774                 28,792,666.71                            2.88
20.001 to   30.000                            1,725                 41,119,953.00                            4.11
30.001 to   40.000                            1,594                 49,508,842.40                            4.95
40.001 to   50.000                            1,614                 61,198,245.85                            6.12
50.001 to   60.000                            1,546                 72,295,953.73                            7.23
60.001 to   70.000                            1,483                 79,959,142.94                            8.00
70.001 to   80.000                            1,691                103,263,411.75                           10.33
80.001 to   90.000                            1,978                132,502,389.31                           13.25
90.001 to 100.000                             5,423                423,690,804.67                           42.37
---------------------------  -----------------------  ----------------------------  ------------------------------
Total:                                       19,601             $1,000,004,974.18                          100.00%
===========================  =======================  ============================  ==============================


                                              Teaser Expiration Month
                                              -----------------------

                                                                                              Percent of
                                                                                           Mortgage Loans By
                                                           Principal Balance               Principal Balance
                                   Number of                   As of the                       As of the
Teaser Expiration Month          Mortgage Loans        Statistical Cut-Off Date        Statistical Cut-Off Date
---------------------------  -----------------------  ----------------------------  ------------------------------
No Teaser/Teaser Expired                     16,809               $889,917,164.12                           88.99%
May 2004                                          1                     16,491.57                            0.00
July 2004                                       330                 12,285,097.50                            1.23
August 2004                                     331                 11,760,012.60                            1.18
September 2004                                  340                 12,701,288.94                            1.27
October 2004                                    248                 10,938,834.12                            1.09
November 2004                                    90                  3,533,336.68                            0.35
December 2004                                   283                 11,239,836.90                            1.12
January 2005                                    293                 12,110,587.87                            1.21
February 2005                                   224                  9,444,582.65                            0.94
March 2005                                      256                 10,200,272.64                            1.02
April 2005                                      327                 12,263,203.95                            1.23
May 2005                                         69                  3,594,264.64                            0.36
---------------------------  -----------------------  ----------------------------  ------------------------------
Total:                                       19,601             $1,000,004,974.18                          100.00%
===========================  =======================  ============================  ==============================


                   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                            DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.



Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
------------------------------------------------------------------------------------------------------------------------------


                                                  BOND SUMMARY (to Call) (1)
                                                  --------------------------


Class A to Call
------------------------------------------------------------------------------------------------------------------------------
CPR                                 10%          20%          30%           43%          50%           60%          70%
------------------------------------------------------------------------------------------------------------------------------
WAL                                5.77         4.34          4.19         3.09          2.43         1.73          1.20
Modified Duration  (2)             5.49         4.18          4.04         2.99          2.36         1.69          1.18
First Principal Payment Date     07/25/07     07/25/07      07/25/07     11/25/04      09/25/04     09/25/04      08/25/04
Last Principal Payment Date      06/25/12     11/25/09      07/25/09     03/25/09      10/25/08     03/25/08      06/25/07
Principal Window (months)           60           29            25           53            50           43            35




                                                BOND SUMMARY (to Maturity) (1)
                                                ------------------------------

Class A to Maturity
------------------------------------------------------------------------------------------------------------------------------
CPR                                 10%          20%          30%           43%          50%           60%          70%
------------------------------------------------------------------------------------------------------------------------------
WAL                                5.79         4.35          4.20         3.10          2.45         1.77          1.26
Modified Duration (2)              5.52         4.19          4.05         3.00          2.38         1.73          1.23
First Principal Payment Date     07/25/07     07/25/07      07/25/07     11/25/04      09/25/04     09/25/04      08/25/04
Last Principal Payment Date      12/25/12     02/25/10      10/25/09     07/25/09      04/25/09     01/25/09      09/25/08
Principal Window (months)           66           32            28           57            56           53            50


-----------
(1) The draw rate used in each scenario is 34%.
(2) Modified duration calculated assuming a price of 100.00%.


                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
                                  DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.


Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 $1,000,000,000 (approximate)
--------------------------------------------------------------------------------


         Net WAC Rate Schedule: One Month LIBOR and Prime Rate at 20%(1)

             Payment         Net                         Payment        Net
Period         Date       WAC Rate          Period        Date        WAC Rate
------         ----       --------          ------        ----        --------
   1         7/25/04       19.12%             30        12/25/06       21.13%
   2         8/25/04       18.94%             31         1/25/07       20.58%
   3         9/25/04       18.77%             32         2/25/07       20.58%
   4         10/25/04      19.08%             33         3/25/07       22.35%
   5         11/25/04      18.42%             34         4/25/07       20.58%
   6         12/25/04      19.63%             35         5/25/07       21.13%
   7         1/25/05       19.12%             36         6/25/07       20.58%
   8         2/25/05       20.58%             37         7/25/07       21.12%
   9         3/25/05       22.35%             38         8/25/07       20.58%
  10         4/25/05       20.58%             39         9/25/07       20.58%
  11         5/25/05       21.13%             40        10/25/07       21.13%
  12         6/25/05       20.58%             41        11/25/07       20.58%
  13         7/25/05       21.12%             42        12/25/07       21.13%
  14         8/25/05       20.58%             43         1/25/08       20.58%
  15         9/25/05       20.58%             44         2/25/08       20.58%
  16         10/25/05      21.13%             45         3/25/08       21.72%
  17         11/25/05      20.58%             46         4/25/08       20.58%
  18         12/25/05      21.13%             47         5/25/08       21.13%
  19         1/25/06       20.58%             48         6/25/08       20.58%
  20         2/25/06       20.58%             49         7/25/08       21.12%
  21         3/25/06       22.35%             50         8/25/08       20.58%
  22         4/25/06       20.58%             51         9/25/08       20.58%
  23         5/25/06       21.13%             52        10/25/08       21.13%
  24         6/25/06       20.58%             53        11/25/08       20.50%
  25         7/25/06       21.12%             54        12/25/08       20.92%
  26         8/25/06       20.58%             55         1/25/09       20.34%
  27         9/25/06       20.58%             56         2/25/09       20.29%
  28         10/25/06      21.13%             57         3/25/09       22.01%
  29         11/25/06      20.58%

------------
(1) Assumes that the Mortgage Loans prepay at 43% CPR with a 34% Draw Rate, and that One Month LIBOR and the Prime Rate are constant at 20.00%.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.